UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 9, 2007

MoSys, Inc.

(Exact name of registrant as specified in its charter)

000-32929

(Commission File Number)

Delaware	77-0291941
(State or other jurisdiction	(I.R.S. Employer
of incorporation)	Identification No.)

755 N. Mathilda Avenue

Sunnyvale, California 94085

(Address of principal executive offices, with zip code)

(408) 731-1800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGE IN COMPANY’S CERTIFYING ACCOUNTANT

     (a) Previous Independent Registered Public Accounting Firm

     (i) On May 9, 2007, MoSys, Inc. (the “Company”) dismissed BDO Seidman LLP as its independent registered public accounting firm. The Company’s Audit Committee participated in and approved the decision to change independent registered public accounting firm.

     (ii) The reports of BDO Seidman LLP on the consolidated financial statements of the Company for the years ended December 31, 2006 and December 31, 2005 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     (iii) During the two most recent fiscal years ended December 31, 2006 and 2005 and the subsequent interim period preceding May 9, 2007, there have been no disagreements with BDO Seidman LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO Seidman LLP, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report on the consolidated financial statements of the Company.

     (iv) No “reportable events”, as such term is defined in Item 304(a)(1)(v) of Regulation S-K, occurred within the two most recent fiscal years ended December 31, 2006 and 2005 and the subsequent interim period preceding May 9, 2007.

     (v) The Company has provided BDO Seidman LLP with a copy of this Report on Form 8-K prior to its filing and has requested BDO Seidman LLP to furnish it with a letter addressed to the SEC stating whether it agrees with the statements made by the Company herein in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree. A copy of that letter dated May 10, 2007 is filed as Exhibit 16.1 to this Form 8-K.

     (b) New Independent Registered Public Accounting Firm

          On May 9, 2007, the Audit Committee of the Company’s Board of Directors engaged Burr, Pilger & Mayer, LLP (the “New Auditor”), as its new independent registered public accountants for the year ending December 31, 2007. During the two most recent fiscal years ended December 31, 2006 and 2005 and the subsequent interim period preceding the appointment of the New Auditor, neither the Company (nor someone on its behalf) has consulted the New Auditor regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that the New Auditor concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Regulation S-K, Item 304(a)(1)(iv) and the related instructions to this Item) or a “reportable event” (as defined in Regulation S-K, Item 304(a)(1)(v)).

ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit No.	Description

16.1	Letter from BDO Seidman LLP to the Securities and Exchange Commission dated May 10, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOSYS, INC.

Date: May 10, 2007	By:	/s/ James R. Pekarsky
James R. Pekarsky
Vice President of Finance and
Administration Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from BDO Seidman LLP to the Securities and Exchange Commission dated May 10, 2007.